SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                                 August 18, 2000
                        ---------------------------------
                        (Date of earliest event reported)

                               SAFETY-KLEEN CORP.

             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

Delaware                             001-8368               51-0228924
(State of                      (Commission File No.)        (IRS Employer
 Incorporation)                                              Identification No.)


                         1301 Gervais Street, Suite 300,

                         Columbia, South Carolina 29201

          (Address of principal executive offices, including zip code)


                                 (803) 933-4200

              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable

                        ---------------------------------
          (Former name or former address, if changed since last report)



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ITEM 5.  OTHER EVENTS

On August 18, 2000, the registrant issued the press release filed with this Current Report on Form 8-K as Exhibit 99.1. The information contained in Exhibit
99.1 is incorporated by reference herein.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

Exhibit No.       Description

-------------     -------------------------------------
99.1              Press Release issued August 18, 2000 (Filed herewith.)




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      SAFETY-KLEEN CORP.



Date:  August 18, 2000               By:   /s/ David Thomas, Jr.
                                           ---------------------
                                           David Thomas, Jr.
                                           Chief Executive Officer and Chairman
                                           of the Board




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                                  EXHIBIT INDEX

Exhibit No.          Description
-----------          -----------
99.1                 Press Release issued August 18, 2000 (Filed herewith.)